UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811–03386)

Exact name of registrant as specified in charter:	Putnam Global Health Care Fund

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292–1000

Date of fiscal year end:	August 31, 2020

Date of reporting period:	September 1, 2019 — February 29, 2020

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam INVESTMENTS

Putnam Global Health Care Fund

Semiannual report
2 | 29 | 20

This **global sector fund** invests in stocks of health-care companies worldwide.

FUND SYMBOL
CLASS A
PHSTX

Putnam
Global Health Care
Fund

Semiannual report
2 | 29 | 20

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

April 3, 2020

Dear Fellow Shareholder:

After a period of gains and relative tranquility, global financial markets encountered considerable challenges in early 2020. In late February, as COVID-19, the disease caused by the coronavirus, spread into regions beyond China, global stock markets began to experience significant declines and turbulence. By mid-March, major U.S. indexes had fallen into bear market territory, defined as a 20% drop from a previous high. As often happens when stocks decline sharply, bonds generally provided better results. As investors rushed to safe havens, the yield on the benchmark 10-year U.S. Treasury note fell to historic lows. Central banks and governments worldwide have enacted measures to inject liquidity into the markets and restore confidence, including emergency interest-rate cuts.

Markets are working to assess the economic impact of the disease and the public health measures taken in response to it. It is still unclear what the costs will be and how long the effects of the COVID-19 pandemic will last, but history has shown that markets recover from downturns. For investors, we believe the most important course of action is to remain calm, stay focused on your long-term goals, and consult with your financial advisor. At Putnam, our investment professionals remain focused on actively managing fund portfolios with a research-intensive approach that includes risk management strategies.

Thank you for investing with Putnam.

For investors seeking growth potential, the health-care sector offers many opportunities. It spans a wide range of industries, each with a unique set of advantages. Health care is also a complex and rapidly changing sector, which means fundamental research and specialized expertise are critical for selecting stocks.

The fund is managed by an experienced health-care sector analyst

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The fund’s manager and analysts conduct rigorous research to find promising stocks across an array of industries worldwide

A time-tested track record

Since 1982, Putnam Global Health Care Fund has sought to capitalize on the growth potential of stocks in the health-care sector. The fund invests in businesses at different stages of growth, from small, rapidly growing companies to large, established global corporations.

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Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 9–10 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the MSCI World Health Care Index (ND), was introduced on 1/1/01, which post-dates the inception of the fund’s class A shares.

† Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 2/29/20. See above and pages 9–10 for additional fund performance information. Index descriptions can be found on page 14.

4 Global Health Care Fund

Mike, can you describe the investing environment for the period?

At the start of the period, low U.S. unemployment, positive corporate earnings, and healthy consumer spending boosted investor appetite for stocks. At the same time, slowing global economic growth and concerns over the U.S.–China trade conflict increased market volatility. By October 2019, central banks in China, Japan, and Europe introduced stimulus packages to boost struggling economies. The U.S. Federal Reserve [the Fed] also cut interest rates for a third time since July 2019. In December 2019, stocks rallied on the news that the United States and China reached a “phase one” trade deal. The S&P 500 Index finished the fourth quarter of calendar 2019 with its best annual gain since 2003.

In January 2020, rising U.S.–Iran tensions and a novel coronavirus [COVID-19] outbreak in China eroded investor confidence. By February, COVID-19 had spread to Italy, South Korea, and other nations. In order to reduce contagion, governments instituted travel bans, businesses shut down, and populations were quarantined. Worries over the disruption to global supply chains and declining import/export sales put

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Allocations are shown as a percentage of the fund’s net assets as of 2/29/20. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 2/29/20. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

6 Global Health Care Fund

investors on edge. In late February, U.S. stock markets experienced their worst weekly performance since the 2008 financial crisis. For the six-month reporting period, the S&P 500 Index posted a return of 1.92%.

How did the fund perform?

The fund’s class A shares posted a return of 6.97%, outperforming the fund’s benchmark, the MSCI World Health Care Index [ND], which returned 4.31% for the reporting period.

Which stocks contributed the most to fund performance during the period?

The Medicines Company, a New Jersey-based biopharmaceutical company, was the fund’s top performer. In the fourth quarter of calendar 2019, Swiss pharmaceutical company Novartis acquired the firm. We sold our position in The Medicines Company before period-end.

AbbVie, a multinational pharmaceutical company, was another highlight for the period. Investors responded positively on the news that AbbVie would acquire Allegan, a manufacturer of aesthetic products including BOTOX®. The merger was expected to create greater product diversification and scale, as well as new revenue streams. The acquisition received European regulatory approval in January 2020, which further boosted AbbVie’s share value.

Vertex Pharmaceuticals, a U.S. biotechnology firm, was another contributor. Vertex’s latest cystic fibrosis therapy, Trikafta™, was cited as a “breakthrough drug” by the U.S. Food and Drug Administration [FDA]. Investors were impressed when the FDA approved the commercial use of Trikafta in October 2019, five months ahead of schedule.

What were some stocks that detracted from fund performance during the period?

Merck & Co., a global pharmaceutical company, was the fund’s top detractor. In February 2020, the company proposed a spin-off of several of its legacy brands. Investors became concerned that Merck was becoming too reliant on fewer products, including those nearing patent expirations.

Medical device company Boston Scientific also disappointed. An earnings shortfall in the third fiscal quarter curbed investor enthusiasm for the stock. Boston Scientific remained in our portfolio at the close of the period, based on its solid fundamentals, in our view.

Mylan, a Netherlands-based generic and specialty pharmaceutical company, also dampened results. In late July 2019, Mylan and Upjohn, a division of Pfizer, announced plans to merge. Investors were encouraged by the merger, which would create a global platform to sell generic drugs. As COVID-19 spread in China, worries over potential disruptions to Mylan’s business in Asian markets began to dampen investor interest.

How is the fund positioned going forward?

Using bottom-up analysis, our research focuses on identifying individual companies with solid fundamentals and fair valuations relative to their earnings potential. We believe our active stock selection process also positions the fund to succeed under varying market environments. We favor companies that we believe have good management, strong revenue streams, and diversified product pipelines. These include large pharmaceuticals and biotech firms that offer groundbreaking products. Also promising, in our view, are companies that can address unmet needs in oncology, neurology, and orphan diseases [rare conditions].

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What is your outlook for health-care stocks?

As of March 2020, the World Health Organization declared COVID-19 a global pandemic. The full economic impact of COVID-19 on travel and border restrictions, quarantines, supply chain disruptions, and lower consumer demand remains uncertain. We will continue to monitor COVID-19 as a macroeconomic risk. At the same time, research on and treatments for the virus could benefit some health-care companies, such as those developing vaccines, in our view.

This year’s U.S. presidential election also could challenge markets. While health-care reform is an ongoing debate, we believe the proposal for government-run health care, referred to as “Medicare for all,” is unlikely to pass. We believe the risk to managed care companies, which rely on private reimbursement, is subsiding. We also believe medical device and equipment companies may face setbacks as the number of elective medical procedures decline. The accommodative stance of the FDA remains a bright spot, in our view. We believe a stable regulatory environment, robust M&A activity, and continued innovation can potentially drive long-term growth in the health-care sector.

Thank you, Mike, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Global Health Care Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 29, 2020, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/29/20

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (5/28/82)
Before sales charge	11.50%	184.85%	11.04%	21.56%	3.98%	25.44%	7.85%	8.74%	6.97%
After sales charge	11.32	168.47	10.38	14.57	2.76	18.23	5.74	2.49	0.82
Class B (3/1/93)
Before CDSC	11.26	168.21	10.37	17.10	3.21	22.66	7.05	7.95	6.62
After CDSC	11.26	168.21	10.37	16.03	3.02	20.35	6.37	3.05	1.78
Class C (7/26/99)
Before CDSC	11.28	164.28	10.21	17.10	3.21	22.68	7.05	7.95	6.60
After CDSC	11.28	164.28	10.21	17.10	3.21	22.68	7.05	6.95	5.61
Class R (1/21/03)
Net asset value	11.22	177.83	10.76	20.07	3.73	24.54	7.59	8.49	6.86
Class Y (4/4/00)
Net asset value	11.65	192.07	11.31	23.09	4.24	26.40	8.12	9.02	7.12

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

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Comparative index returns For periods ended 2/29/20

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
MSCI World Health
Care Index (ND)	—*	194.71%	11.41%	29.15%	5.25%	28.60%	8.75%	5.56%	4.31%

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* The fund’s benchmark, the MSCI World Health Care Index (ND), was introduced on 1/1/01, which post-dates the inception of the fund’s class A shares.

Fund price and distribution information For the six-month period ended 2/29/20

Distributions	Class A		Class B	Class C	Class R	Class Y
Number	1		1	1	1	1
Income	$0.171		—	—	$0.071	$0.303
Capital gains
Long-term gains	3.056		3.056	3.056	3.056	3.056
Short-term gains	—		—	—	—	—
Total	$3.227		$3.056	$3.056	$3.127	$3.359
	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value
8/31/19	$50.99	$54.10	$28.45	$36.87	$47.27	$54.99
2/29/20	51.60	54.75	27.55	36.52	47.66	55.84

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter Total return for periods ended 3/31/20

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (5/28/82)
Before sales charge	11.39%	166.18%	10.29%	16.02%	3.02%	22.20%	6.91%	5.06%	4.66%
After sales charge	11.22	150.87	9.63	9.35	1.80	15.18	4.82	–0.99	–1.36
Class B (3/1/93)
Before CDSC	11.16	150.67	9.63	11.74	2.24	19.46	6.11	4.27	4.27
After CDSC	11.16	150.67	9.63	10.72	2.06	17.20	5.43	–0.47	–0.47
Class C (7/26/99)
Before CDSC	11.17	146.95	9.46	11.75	2.25	19.49	6.12	4.28	4.28
After CDSC	11.17	146.95	9.46	11.75	2.25	19.49	6.12	3.31	3.31
Class R (1/21/03)
Net asset value	11.11	159.57	10.01	14.57	2.76	21.29	6.64	4.78	4.52
Class Y (4/4/00)
Net asset value	11.54	172.87	10.56	17.47	3.27	23.10	7.17	5.29	4.78

See the discussion following the fund performance table on page 9 for information about the calculation of fund performance.

10 Global Health Care Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class R	Class Y
Total annual operating expenses for the fiscal
year ended 8/31/19	1.09%	1.84%	1.84%	1.34%	0.84%
Annualized expense ratio for the six-month
period ended 2/29/20	1.07%	1.82%	1.82%	1.32%	0.82%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 9/1/19 to 2/29/20. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R	Class Y
Expenses paid per $1,000*†	$5.51	$9.35	$9.35	$6.79	$4.22
Ending value (after expenses)	$1,069.70	$1,066.20	$1,066.00	$1,068.60	$1,071.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/29/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 2/29/20, use the following calculation method. To find the value of your investment on 9/1/19, call Putnam at 1-800-225-1581.

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Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R	Class Y
Expenses paid per $1,000*†	$5.37	$9.12	$9.12	$6.62	$4.12
Ending value (after expenses)	$1,019.54	$1,015.81	$1,015.81	$1,018.30	$1,020.79

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/29/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

12 Global Health Care Fund

Consider these risks before investing

International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. The health care industries may be affected by technological obsolescence, changes in regulatory approval policies for drugs, medical devices, or procedures, and changes in governmental and private payment systems. The fund concentrates on a limited group of industries and is non-diversified. Because the fund may invest in fewer issuers than a diversified fund, it is vulnerable to common economic forces and may result in greater losses and volatility. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The use of short selling may result in losses if the securities appreciate in value. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. You can lose money by investing in the fund.

Global Health Care Fund 13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI World Health Care Index (ND) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets in the health-care sector. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

14 Global Health Care Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2019, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 29, 2020, Putnam employees had approximately $449,000,000 and the Trustees had approximately $74,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Global Health Care Fund 15

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16 Global Health Care Fund

The fund’s portfolio 2/29/20 (Unaudited)

COMMON STOCKS (96.9%)*	Shares	Value
Biotechnology (22.4%)
AbbVie, Inc.	795,400	$68,173,734
Amgen, Inc.	143,235	28,608,327
Ascendis Pharma A/S ADR (Denmark) †	299,544	39,054,547
Biogen, Inc. †	107,151	33,044,297
Ironwood Pharmaceuticals, Inc. † S	1,548,458	18,643,434
Mirati Therapeutics, Inc. †	75,300	6,738,597
Regeneron Pharmaceuticals, Inc. †	49,200	21,872,844
Rocket Pharmaceuticals, Inc. † S	310,600	6,053,594
Sarepta Therapeutics, Inc. † S	134,800	15,430,556
Seattle Genetics, Inc. †	87,400	9,951,364
Vertex Pharmaceuticals, Inc. †	147,700	33,089,231
Y-mAbs Therapeutics, Inc. †	125,186	3,682,972
		284,343,497
Health-care equipment and supplies (15.8%)
Abbott Laboratories	504,000	38,823,120
Baxter International, Inc.	245,500	20,491,885
Boston Scientific Corp. †	1,016,100	37,991,979
Danaher Corp.	335,600	48,521,048
IDEXX Laboratories, Inc. †	45,300	11,529,303
Intuitive Surgical, Inc. †	40,400	21,571,984
Medtronic PLC	173,500	17,466,245
Terumo Corp. (Japan)	154,900	4,962,302
		201,357,866
Health-care providers and services (12.1%)
Centene Corp. †	262,000	13,891,240
Cigna Corp.	160,400	29,343,576
CVS Health Corp.	93,000	5,503,740
Humana, Inc.	52,000	16,623,360
McKesson Corp.	110,400	15,440,544
UnitedHealth Group, Inc.	288,700	73,606,952
		154,409,412
Life sciences tools and services (5.0%)
Bio-Rad Laboratories, Inc. Class A †	24,600	8,659,692
Lonza Group AG (Switzerland)	52,446	20,958,881
Thermo Fisher Scientific, Inc.	118,700	34,517,960
		64,136,533
Pharmaceuticals (41.6%)
Astellas Pharma, Inc. (Japan)	457,000	7,166,254
AstraZeneca PLC (United Kingdom)	531,333	46,510,402
Bayer AG (Germany)	138,876	10,054,443
Daiichi Sankyo Co., Ltd. (Japan)	239,600	14,585,244
Eli Lilly & Co.	310,500	39,163,365
Johnson & Johnson	630,274	84,759,248
Merck & Co., Inc.	787,038	60,255,629
Mylan NV †	1,811,607	31,141,524
Novartis AG (Switzerland)	897,417	75,337,473
Passage Bio, Inc. †	17,728	393,562
Pfizer, Inc.	1,892,040	63,231,977

Global Health Care Fund 17

COMMON STOCKS (96.9%)* cont.	Shares	Value
Pharmaceuticals cont.
Roche Holding AG (Switzerland)	212,812	$69,364,897
Sanofi (France)	168,561	15,589,142
Takeda Pharmaceutical Co., Ltd. (Japan)	361,900	12,563,605
		530,116,765
Total common stocks (cost $984,150,884)		$1,234,364,073

PURCHASED OPTIONS	Expiration
OUTSTANDING (0.5%)*	date/strike	Notional	Contract
Counterparty	price	amount	amount	Value
JPMorgan Chase Bank N.A.
SPDR S&P Biotech ETF (Put)	Apr-20/$91.30	$75,912,246	$851,225	$5,925,131
Total purchased options outstanding (cost $1,860,182)				$5,925,131

	Expiration	Strike
WARRANTS (—%)* †	date	price	Warrants	Value
Neuralstem, Inc. Ser. K (acquired 4/20/17,
cost $—) ∆∆	1/9/22	$42.00	18,887	$—
Total warrants (cost $—)				$—

	Principal amount/
SHORT-TERM INVESTMENTS (4.6%)*		shares	Value
Putnam Cash Collateral Pool, LLC 1.78% [d]	Shares	20,676,250	$20,676,250
Putnam Short Term Investment Fund 1.74% L	Shares	32,420,005	32,420,005
State Street Institutional U.S. Government Money Market Fund,
Premier Class 1.53% P	Shares	1,493,000	1,493,000
U.S. Treasury Bills 1.551%, 5/14/20		$224,000	223,414
U.S. Treasury Bills 1.570%, 5/21/20 ∆		1,599,000	1,594,483
U.S. Treasury Bills 1.556%, 6/4/20 ∆		986,000	982,775
U.S. Treasury Bills 1.560%, 6/11/20 ∆		527,000	525,188
U.S. Treasury Bills 1.533%, 7/16/20 ∆		898,000	894,052
Total short-term investments (cost $58,805,692)			$58,809,167

TOTAL INVESTMENTS
Total investments (cost $1,044,816,758)	$1,299,098,371

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ETF	Exchange Traded Fund
SPDR	S&P Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2019 through February 29, 2020 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $1,274,288,268.

† This security is non-income-producing.

18 Global Health Care Fund

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $0, or less than 0.1% of net assets.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $2,205,438 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $3,491,631 to cover certain derivative contracts.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

DIVERSIFICATION BY COUNTRY ⌂

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	75.2%	Denmark	3.1%
Switzerland	13.0	France	1.2
United Kingdom	3.6	Germany	0.8
Japan	3.1	Total	100.0%

⌂ Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

FORWARD CURRENCY CONTRACTS at 2/29/20 (aggregate face value $336,036,248) (Unaudited)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Euro	Buy	3/18/20	$53,854,373	$54,372,453	$(518,080)
Barclays Bank PLC
	British Pound	Buy	3/18/20	34,099,676	34,445,550	(345,874)
	British Pound	Sell	3/18/20	34,099,676	34,516,098	416,422
	Japanese Yen	Buy	5/20/20	3,263,484	3,227,929	35,555
Citibank, N.A.
	Canadian Dollar	Buy	4/15/20	301,066	311,363	(10,297)
	Danish Krone	Sell	3/18/20	6,019,082	6,398,363	379,281
Credit Suisse International
	Japanese Yen	Buy	5/20/20	9,381,789	9,278,643	103,146
Goldman Sachs International
	British Pound	Buy	3/18/20	9,700,417	9,805,509	(105,092)
	Japanese Yen	Buy	5/20/20	37,914,861	37,504,090	410,771

Global Health Care Fund 19

FORWARD CURRENCY CONTRACTS at 2/29/20 (aggregate face value $336,036,248) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
	HSBC Bank USA, National Association
	British Pound	Buy	3/18/20	$2,661,346	$2,737,142	$(75,796)
	British Pound	Sell	3/18/20	2,661,346	2,702,116	40,770
	Euro	Buy	3/18/20	8,596,293	8,679,199	(82,906)
	JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	4/15/20	5,554,130	5,916,278	(362,148)
	British Pound	Buy	3/18/20	6,178,893	6,254,590	(75,697)
	British Pound	Sell	3/18/20	6,178,893	6,273,136	94,243
	Euro	Buy	3/18/20	6,457,910	6,357,406	100,504
	Euro	Sell	3/18/20	6,457,910	6,520,561	62,651
	Japanese Yen	Sell	5/20/20	11,205,198	10,995,583	(209,615)
	New Zealand Dollar	Buy	4/15/20	2,651,559	2,830,854	(179,295)
	Swiss Franc	Sell	3/18/20	54,361,232	53,294,804	(1,066,428)
	NatWest Markets PLC
	Australian Dollar	Buy	4/15/20	23,630,106	24,221,938	(591,832)
	State Street Bank and Trust Co.
	Euro	Buy	3/18/20	856,370	1,009,116	(152,746)
	Israeli Shekel	Buy	4/16/20	2,093,009	2,094,584	(1,575)
UBS AG
	Japanese Yen	Buy	5/20/20	4,673,282	4,622,996	50,286
	WestPac Banking Corp.
	Japanese Yen	Buy	5/20/20	1,684,246	1,665,947	18,299
	Unrealized appreciation					1,711,928
	Unrealized (depreciation)					(3,777,381)
Total						$(2,065,453)

* The exchange currency for all contracts listed is the United States Dollar.

WRITTEN OPTIONS OUTSTANDING at 2/29/20 (premiums $868,079) (Unaudited)
	Expiration	Notional	Contract
Counterparty	date/strike price	amount	amount	Value
JPMorgan Chase Bank N.A.
SPDR S&P Biotech ETF (Put)	Apr-20/$86.44	$75,912,246	$851,225	$4,039,406
Total				$4,039,406

20 Global Health Care Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Health care	$957,271,430	$277,092,643	$—
Total common stocks	957,271,430	277,092,643	—
Purchased options outstanding	—	5,925,131	—
Warrants	—	—	—
Short-term investments	33,913,005	24,896,162	—
Totals by level	$991,184,435	$307,913,936	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(2,065,453)	$—
Written options outstanding	—	(4,039,406)	—
Totals by level	$—	$(6,104,859)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

Global Health Care Fund 21

Statement of assets and liabilities 2/29/20 (Unaudited)

ASSETS
Investment in securities, at value, including $20,896,433 of securities on loan (Notes 1 and 8):
Unaffiliated issuers (identified cost $991,720,503)	$1,246,002,116
Affiliated issuers (identified cost $53,096,255) (Notes 1 and 5)	53,096,255
Foreign currency (cost $8) (Note 1)	8
Dividends, interest and other receivables	3,072,610
Foreign tax reclaim	1,245,572
Receivable for shares of the fund sold	286,374
Receivable for investments sold	25,867,108
Unrealized appreciation on forward currency contracts (Note 1)	1,711,928
Prepaid assets	56,608
Total assets	1,331,338,579

LIABILITIES
Payable for investments purchased	23,268,901
Payable for shares of the fund repurchased	1,539,078
Payable for compensation of Manager (Note 2)	679,101
Payable for custodian fees (Note 2)	63,537
Payable for investor servicing fees (Note 2)	348,417
Payable for Trustee compensation and expenses (Note 2)	423,670
Payable for administrative services (Note 2)	4,078
Payable for distribution fees (Note 2)	563,870
Unrealized depreciation on forward currency contracts (Note 1)	3,777,381
Written options outstanding, at value (premiums $868,079) (Note 1)	4,039,406
Collateral on securities loaned, at value (Note 1)	20,676,250
Collateral on certain derivative contracts, at value (Notes 1 and 8)	1,493,000
Other accrued expenses	173,622
Total liabilities	57,050,311

Net assets	$1,274,288,268

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$905,791,523
Total distributable earnings (Note 1)	368,496,745
Total — Representing net assets applicable to capital shares outstanding	$1,274,288,268

(Continued on next page)

22 Global Health Care Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($1,157,102,996 divided by 22,422,571 shares)	$51.60
Offering price per class A share (100/94.25 of $51.60)*	$54.75
Net asset value and offering price per class B share ($15,453,844 divided by 560,913 shares)**	$27.55
Net asset value and offering price per class C share ($29,169,559 divided by 798,761 shares)**	$36.52
Net asset value, offering price and redemption price per class R share
($2,473,140 divided by 51,894 shares)	$47.66
Net asset value, offering price and redemption price per class Y share
($70,088,729 divided by 1,255,127 shares)	$55.84

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Global Health Care Fund 23

Statement of operations Six months ended 2/29/20 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign tax of $38,868)	$10,178,794
Interest (including interest income of $274,986 from investments in affiliated issuers) (Note 5)	294,845
Securities lending (net of expenses) (Notes 1 and 5)	155,090
Total investment income	10,628,729

EXPENSES
Compensation of Manager (Note 2)	4,108,171
Investor servicing fees (Note 2)	1,030,658
Custodian fees (Note 2)	56,725
Trustee compensation and expenses (Note 2)	19,326
Distribution fees (Note 2)	1,773,272
Administrative services (Note 2)	21,175
Other	232,919
Total expenses	7,242,246
Expense reduction (Note 2)	(11,509)
Net expenses	7,230,737

Net investment income	3,397,992

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	123,492,975
Foreign currency transactions (Note 1)	(61,941)
Forward currency contracts (Note 1)	(1,928,572)
Written options (Note 1)	1,382,277
Total net realized gain	122,884,739
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(31,335,430)
Assets and liabilities in foreign currencies	48,980
Forward currency contracts	(2,646,981)
Written options	(2,929,190)
Total change in net unrealized depreciation	(36,862,621)

Net gain on investments	86,022,118

Net increase in net assets resulting from operations	$89,420,110

The accompanying notes are an integral part of these financial statements.

24 Global Health Care Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 2/29/20*	Year ended 8/31/19
Operations
Net investment income	$3,397,992	$7,097,085
Net realized gain on investments
and foreign currency transactions	122,884,739	68,107,419
Change in net unrealized depreciation of investments
and assets and liabilities in foreign currencies	(36,862,621)	(66,480,300)
Net increase in net assets resulting from operations	89,420,110	8,724,204
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(3,713,314)	(766,262)
Class R	(3,437)	—
Class Y	(361,012)	(213,559)
Net realized short-term gain on investments
Class A	—	(10,793,057)
Class B	—	(312,722)
Class C	—	(393,978)
Class M	—	(119,557)
Class R	—	(21,131)
Class Y	—	(605,171)
From net realized long-term gain on investments
Class A	(66,361,921)	(58,779,032)
Class B	(1,650,757)	(1,703,081)
Class C	(2,313,432)	(2,145,605)
Class M	—	(651,109)
Class R	(147,953)	(115,082)
Class Y	(3,641,101)	(3,295,763)
Increase in capital from settlement payments	—	1,376
Increase (decrease) from capital share transactions (Note 4)	6,004,911	(69,002,676)
Total increase (decrease) in net assets	17,232,094	(140,192,205)

NET ASSETS
Beginning of period	1,257,056,174	1,397,248,379
End of period	$1,274,288,268	$1,257,056,174

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Global Health Care Fund 25

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized		From						Ratio	investment
	value,		and unrealized	Total from	net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)
Class A
February 29, 2020**	$50.99	.14	3.70	3.84	(.17)	(3.06)	(3.23)	$51.60	6.97*	$1,157,103	.53*	.26*	46*
August 31, 2019	54.00	.29	(.18)	.11	(.03)	(3.09)	(3.12)	50.99	1.15	1,133,447	1.09	.57	81
August 31, 2018	58.35	.18	4.01	4.19	(.32)	(8.22)	(8.54)	54.00	8.56	1,251,883	1.08	.34	49
August 31, 2017	58.56	.28	4.85	5.13	(.26)	(5.08)	(5.34)	58.35	10.29	1,287,146	1.10	.51	53
August 31, 2016	71.32	.21	(4.75)	(4.54)	(.03)	(8.19)	(8.22)	58.56	(7.23)	1,336,219	1.13[d]	.35[d]	16
August 31, 2015	67.02	.12	10.27	10.39	(.31)	(5.78)	(6.09)	71.32	16.29	1,590,624	1.10	.17	20
Class B
February 29, 2020**	$28.45	(.03)	2.19	2.16	—	(3.06)	(3.06)	$27.55	6.62*	$15,454	.91*	(.12)*	46*
August 31, 2019	31.90	(.05)	(.31)	(.36)	—	(3.09)	(3.09)	28.45	.39	17,141	1.84	(.18)	81
August 31, 2018	37.98	(.14)	2.34	2.20	(.06)	(8.22)	(8.28)	31.90	7.73	22,390	1.83	(.42)	49
August 31, 2017	40.08	(.09)	3.07	2.98	—	(5.08)	(5.08)	37.98	9.48	27,546	1.85	(.24)	53
August 31, 2016	51.75	(.17)	(3.28)	(3.45)	(.03)	(8.19)	(8.22)	40.08	(7.93)	35,044	1.88[d]	(.40)[d]	16
August 31, 2015	50.25	(.31)	7.59	7.28	—	(5.78)	(5.78)	51.75	15.42	40,640	1.85	(.58)	20
Class C
February 29, 2020**	$36.87	(.04)	2.75	2.71	—	(3.06)	(3.06)	$36.52	6.60*	$29,170	.91*	(.11)*	46*
August 31, 2019	40.29	(.07)	(.26)	(.33)	—	(3.09)	(3.09)	36.87	.38	29,905	1.84	(.18)	81
August 31, 2018	45.69	(.16)	2.98	2.82	—	(8.22)	(8.22)	40.29	7.77	34,057	1.83	(.40)	49
August 31, 2017	47.13	(.11)	3.75	3.64	—	(5.08)	(5.08)	45.69	9.46	50,402	1.85	(.24)	53
August 31, 2016	59.40	(.20)	(3.85)	(4.05)	(.03)	(8.19)	(8.22)	47.13	(7.92)	59,280	1.88[d]	(.40)[d]	16
August 31, 2015	56.89	(.34)	8.63	8.29	—	(5.78)	(5.78)	59.40	15.40	72,939	1.85	(.57)	20
Class R
February 29, 2020**	$47.27	.07	3.45	3.52	(.07)	(3.06)	(3.13)	$47.66	6.86*	$2,473	.66*	.14*	46*
August 31, 2019	50.40	.15	(.19)	(.04)	—	(3.09)	(3.09)	47.27	.91	2,252	1.34	.32	81
August 31, 2018	54.97	.01	3.78	3.79	(.14)	(8.22)	(8.36)	50.40	8.29	2,209	1.33	.01	49
August 31, 2017	55.45	.13	4.56	4.69	(.09)	(5.08)	(5.17)	54.97	10.00	3,400	1.35	.25	53
August 31, 2016	68.12	.06	(4.51)	(4.45)	(.03)	(8.19)	(8.22)	55.45	(7.45)	3,891	1.38[d]	.10[d]	16
August 31, 2015	64.31	(.05)	9.83	9.78	(.19)	(5.78)	(5.97)	68.12	15.99	8,350	1.35	(.07)	20
Class Y
February 29, 2020**	$54.99	.23	3.98	4.21	(.30)	(3.06)	(3.36)	$55.84	7.12*	$70,089	.41*	.39*	46*
August 31, 2019	57.97	.44	(.16)	.28	(.17)	(3.09)	(3.26)	54.99	1.41	64,674.84		.82	81
August 31, 2018	62.02	.34	4.30	4.64	(.47)	(8.22)	(8.69)	57.97	8.82	75,576.83		.60	49
August 31, 2017	61.91	.45	5.16	5.61	(.42)	(5.08)	(5.50)	62.02	10.56	72,352.85		.75	53
August 31, 2016	74.75	.38	(5.00)	(4.62)	(.03)	(8.19)	(8.22)	61.91	(6.98)	54,119	.88[d]	.58[d]	16
August 31, 2015	69.96	.32	10.72	11.04	(.47)	(5.78)	(6.25)	74.75	16.57	74,556.85		.42	20

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets per share for each class (Note 2).

The accompanying notes are an integral part of these financial statements.

26 Global Health Care Fund	Global Health Care Fund 27

Notes to financial statements 2/29/20 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 1, 2019 through February 29, 2020.

Putnam Global Health Care Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end management investment company. The goal of the fund is to seek capital appreciation. For this non-diversified fund concentrating in the health care industries, the fund invests mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide that Putnam Management believes have favorable investment potential. Under normal circumstances, the fund invests at least 80% of the fund’s net assets in securities of companies in the health care industries. This policy may be changed only after 60 days’ notice to shareholders. Potential investments include companies that manufacture health care supplies or provide health care-related services, and companies in the research, development, production and marketing of pharmaceuticals and biotechnology products. The fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that it believes will cause the stock price to rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. The fund may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes, and may engage in short sales of securities. The use of the term “global” in the fund’s name is meant to emphasize that Putnam Management looks for investment opportunities on a worldwide basis and that its investment strategies are not constrained by the countries or regions in which companies are located. Under normal market conditions, the fund intends to invest in at least five different countries and at least 40% of its net assets in securities of foreign companies (or, if less, at least the percentage of net assets that is 10% less than the percentage of the fund’s benchmark represented by foreign companies, as determined by the providers of the benchmark).

The fund offers class A, class B, class C, class R and class Y shares. Effective November 25, 2019, all class M shares were converted to class A shares and are no longer available for purchase. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A shares generally are not subject to a contingent deferred sales charge, and class R and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

28 Global Health Care Fund

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition

Global Health Care Fund 29

of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund

30 Global Health Care Fund

could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $1,382,165 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $2,205,438 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $20,676,250 and the value of securities loaned amounted to $20,896,433.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code),

Global Health Care Fund 31

applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $1,050,006,411, resulting in gross unrealized appreciation and depreciation of $268,856,002 and $25,868,901, respectively, or net unrealized appreciation of $242,987,101.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.780%	of the first $5 billion,	0.580%	of the next $50 billion,
0.730%	of the next $5 billion,	0.560%	of the next $50 billion,
0.680%	of the next $10 billion,	0.550%	of the next $100 billion and
0.630%	of the next $10 billion,	0.545%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.307% of the fund’s average net assets.

Putnam Management has contractually agreed, through December 30, 2020, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

32 Global Health Care Fund

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts. Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$933,068	Class R	1,953
Class B	13,194	Class Y	54,939
Class C	23,887	Total	$1,030,658
Class M	3,617

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $6,440 under the expense offset arrangements and by $5,069 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $964, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the

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following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$1,509,494
Class B	1.00%	1.00%	85,345
Class C	1.00%	1.00%	154,594
ClassM *	1.00%	0.75%	17,518
Class R	1.00%	0.50%	6,321
Total			$1,773,272

* Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $23,684 and $243 from the sale of class A and class M shares, respectively, and received $1,632 and $101 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $55 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$591,220,683	$681,795,061
U.S. government securities (Long-term)	—	—
Total	$591,220,683	$681,795,061

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 2/29/20		YEAR ENDED 8/31/19
Class A	Shares	Amount	Shares	Amount
Shares sold	419,403	$23,611,244	472,090	$23,328,358
Shares issued in connection with
reinvestment of distributions	1,144,241	64,741,150	1,485,854	65,095,271
	1,563,644	88,352,394	1,957,944	88,423,629
Shares repurchased	(1,371,820)	(75,018,268)	(2,911,961)	(144,767,485)
Net increase (decrease)	191,824	$13,334,126	(954,017)	$(56,343,856)

34 Global Health Care Fund

	SIX MONTHS ENDED 2/29/20		YEAR ENDED 8/31/19
Class B	Shares	Amount	Shares	Amount
Shares sold	3,070	$95,367	18,399	$502,937
Shares issued in connection with
reinvestment of distributions	53,604	1,621,529	78,641	1,932,987
	56,674	1,716,896	97,040	2,435,924
Shares repurchased	(98,167)	(2,935,554)	(196,437)	(5,571,934)
Net decrease	(41,493)	$(1,218,658)	(99,397)	$(3,136,010)

	SIX MONTHS ENDED 2/29/20		YEAR ENDED 8/31/19
Class C	Shares	Amount	Shares	Amount
Shares sold	24,373	$943,263	78,678	$2,852,742
Shares issued in connection with
reinvestment of distributions	56,455	2,263,281	77,825	2,478,720
	80,828	3,206,544	156,503	5,331,462
Shares repurchased	(93,158)	(3,617,365)	(190,808)	(6,965,969)
Net decrease	(12,330)	$(410,821)	(34,305)	$(1,634,507)

	SIX MONTHS ENDED 2/29/20		YEAR ENDED 8/31/19
Class M *	Shares	Amount	Shares	Amount
Shares sold	1,862	$72,510	7,418	$278,553
Shares issued in connection with
reinvestment of distributions	—	—	22,319	744,771
	1,862	72,510	29,737	1,023,324
Shares repurchased	(250,904)	(10,893,488)	(45,757)	(1,752,745)
Net decrease	(249,042)	$(10,820,978)	(16,020)	$(729,421)

	SIX MONTHS ENDED 2/29/20		YEAR ENDED 8/31/19
Class R	Shares	Amount	Shares	Amount
Shares sold	6,360	$317,407	11,345	$525,533
Shares issued in connection with
reinvestment of distributions	2,622	137,057	3,023	123,016
	8,982	454,464	14,368	648,549
Shares repurchased	(4,730)	(232,490)	(10,559)	(489,871)
Net increase	4,252	$221,974	3,809	$158,678

	SIX MONTHS ENDED 2/29/20		YEAR ENDED 8/31/19
Class Y	Shares	Amount	Shares	Amount
Shares sold	156,895	$9,368,767	242,588	$13,060,742
Shares issued in connection with
reinvestment of distributions	63,689	3,897,767	84,786	4,000,217
	220,584	13,266,534	327,374	17,060,959
Shares repurchased	(141,520)	(8,367,266)	(454,930)	(24,378,519)
Net increase (decrease)	79,064	$4,899,268	(127,556)	$(7,317,560)

* Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

Global Health Care Fund 35

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 8/31/19	cost	proceeds	income	of 2/29/20
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$50,046,478	$233,842,869	$263,213,097	$432,677	$20,676,250
Putnam Short Term
Investment Fund**	17,195,873	249,722,900	234,498,768	274,986	32,420,005
Total Short-term
investments	$67,242,351	$483,565,769	$497,711,865	$707,663	$53,096,255

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund concentrates a majority of its investments in the health care sector, which involves more risk than a fund that invests more broadly.

Beginning in January 2020, global financial markets have experienced, and may continue, to experience significant volatility resulting from the spread of a virus known as COVID–19.  The outbreak of COVID–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty.  The effects of COVID–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the Fund’s performance.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$460,000
Written equity option contracts (contract amount)	$460,000
Forward currency contracts (contract amount)	$233,300,000
Warrants (number of warrants)	13,000

36 Global Health Care Fund

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange
contracts	Receivables	$1,711,928	Payables	$3,777,381
Equity contracts	Investments, Receivables	5,925,131	Payables	4,039,406
Total		$7,637,059		$7,816,787

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Options	contracts	Total
Foreign exchange contracts	$—	$(1,928,572)	$(1,928,572)
Equity contracts	(1,130,954)	—	(1,130,954)
Total	$(1,130,954)	$(1,928,572)	$(3,059,526)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Options	contracts	Total
Foreign exchange contracts	$—	$(2,646,981)	$(2,646,981)
Equity contracts	1,068,556	—	1,068,556
Total	$1,068,556	$(2,646,981)	$(1,578,425)

Global Health Care Fund 37

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	NatWest Markets PLC	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Assets:
Forward currency contracts#	$—	$451,977	$379,281	$103,146	$410,771	$40,770	$257,398	$—	$—	$50,286	$18,299	$1,711,928
Purchased options**#	—	—	—	—	—	—	5,925,131	—	—	—	—	5,925,131
Total Assets	$—	$451,977	$379,281	$103,146	$410,771	$40,770	$6,182,529	$—	$—	$50,286	$18,299	$7,637,059
Liabilities:
Forward currency contracts#	518,080	345,874	10,297	—	105,092	158,702	1,893,183	591,832	154,321	—	—	3,777,381
Written options#	—	—	—	—	—	—	4,039,406	—	—	—	—	4,039,406
Total Liabilities	$518,080	$345,874	$10,297	$—	$105,092	$158,702	$5,932,589	$591,832	$154,321	$—	$—	$7,816,787
Total Financial and Derivative
Net Assets	$(518,080)	$106,103	$368,984	$103,146	$305,679	$(117,932)	$249,940	$(591,832)	$(154,321)	$50,286	$18,299	$(179,728)
Total collateral received
(pledged)†##	$(518,080)	$106,103	$368,984	$(120,540)	$(423,940)	$(117,932)	$249,940	$(442,940)	$(120,601)	$(121,391)	$—
Net amount	$—	$—	$—	$223,686	$729,619	$—	$—	$(148,892)	$(33,720)	$171,677	$18,299
Controlled collateral received
(including TBA commitments)**	$—	$130,000	$470,000	$—	$—	$—	$893,000	$—	$—	$—	$—	$1,493,000
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including TBA
commitments)**	$(822,780)	$—	$—	$(120,540)	$(423,940)	$(153,246)	$—	$(442,940)	$(120,601)	$(121,391)	$—	$(2,205,438)

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

38 Global Health Care Fund	Global Health Care Fund 39

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Income
Capital Spectrum Fund	Convertible Securities Fund
Emerging Markets Equity Fund	Diversified Income Trust
Equity Spectrum Fund	Floating Rate Income Fund
Focused Equity Fund	Global Income Trust
Global Equity Fund	Government Money Market Fund*
International Capital Opportunities Fund	High Yield Fund
International Equity Fund	Income Fund
Multi-Cap Core Fund	Money Market Fund†
Research Fund	Mortgage Opportunities Fund
Mortgage Securities Fund
Global Sector	Short Duration Bond Fund
Global Health Care Fund	Ultra Short Duration Income Fund
Global Technology Fund
Tax-free Income
Growth	AMT-Free Municipal Fund
Growth Opportunities Fund	Intermediate-Term Municipal Income Fund
International Growth Fund	Short-Term Municipal Income Fund
Small Cap Growth Fund	Tax Exempt Income Fund
Sustainable Future Fund	Tax-Free High Yield Fund
Sustainable Leaders Fund
State tax-free income funds‡:
Value	California, Massachusetts, Minnesota,
Equity Income Fund	New Jersey, New York, Ohio, and Pennsylvania.
International Value Fund
Small Cap Value Fund

40 Global Health Care Fund

Absolute Return	Asset Allocation
Fixed Income Absolute Return Fund	Dynamic Risk Allocation Fund
Multi-Asset Absolute Return Fund	George Putnam Balanced Fund

Putnam PanAgora**	Dynamic Asset Allocation Balanced Fund
Putnam PanAgora Managed Futures Strategy	Dynamic Asset Allocation Conservative Fund
Putnam PanAgora Market Neutral Fund	Dynamic Asset Allocation Growth Fund
Putnam PanAgora Risk Parity Fund
RetirementReady Maturity Fund

RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
RetirementReady® 2020 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

** Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Global Health Care Fund 41

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

42 Global Health Care Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisors	Catharine Bond Hill	Principal Executive Officer,
Putnam Investments Limited	Paul L. Joskow	and Compliance Liaison
16 St James’s Street	Robert E. Patterson
London, England SW1A 1ER	George Putnam, III	Richard T. Kircher
	Robert L. Reynolds	Vice President and BSA
The Putnam Advisory Company, LLC	Manoj P. Singh	Compliance Officer
100 Federal Street	Mona K. Sutphen
Boston, MA 02110		Susan G. Malloy
	Officers	Vice President and
Marketing Services	Robert L. Reynolds	Assistant Treasurer
Putnam Retail Management	President
100 Federal Street		Denere P. Poulack
Boston, MA 02110	Robert T. Burns	Assistant Vice President, Assistant
	Vice President and	Clerk, and Assistant Treasurer
Custodian	Chief Legal Officer
State Street Bank		Janet C. Smith
and Trust Company	James F. Clark	Vice President,
	Vice President, Chief Compliance	Principal Financial Officer,
Legal Counsel	Officer, and Chief Risk Officer	Principal Accounting Officer,
Ropes & Gray LLP		and Assistant Treasurer
Nancy E. Florek
	Vice President, Director of	Mark C. Trenchard
	Proxy Voting and Corporate	Vice President
Governance, Assistant Clerk,
and Assistant Treasurer

Global Health Care Fund 43

This report is for the information of shareholders of Putnam Global Health Care Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

44 Global Health Care Fund

Putnam
INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

PRSRT STD
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BROCKTON, MA
PERMIT NO. 600

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SA008 320378 4/20

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Global Health Care Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: April 29, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: April 29, 2020

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: April 29, 2020